SUPPLEMENT TO THE PROSPECTUS OF
                       KEELEY SMALL CAP VALUE FUND, INC.
                             DATED JANUARY 29, 1998

This Supplement provides new information with respect to the KEELEY Small Cap Value Fund beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

1. Item "p" under "Sales at Net Asset Value" on page 13 of the Prospectus is amended to read as follows:

   (p) sales to broker-dealers who conduct their business with their customers principally through the Internet and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund; and

2. The following has been added to the paragraph under "Sales at Net Asset Value" on page 13 of the Prospectus:

   (q) sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage fees.



                  The date of this Supplement is June 5, 1998